SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K/A
                                (Amendment No. 1)
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-16207



                         Date of Report: October 3, 2007




                            GS AGRIFUELS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            98-0226479
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                           10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

     This amendment is being filed in order to correct the designation of officers.

ITEM 5.03         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
                  APPOINTMENT OF CERTAIN OFFICERS

     On October 3, 2007 Kevin Kreisler resigned from his position as the Chief Financial Officer for GS AgriFuels. On the same date, the Board of Directors appointed Mr. Kreisler to the position of Chief Operating Officer. Mr. Kreisler will remain a member of the GS AgriFuels Board of Directors.

     On October 3, 2007 GS AgriFuels' Board of Directors appointed Edward R. Carroll to serve as GS AgriFuels' Chief Financial Officer. At the same time, GreenShift Corporation, the parent of GS AgriFuels, appointed Mr. Carroll to serve as its Chief Operating Officer. Information regarding Mr. Carroll follows.

          Edward R. Carroll. Mr. Carroll has over thirteen years experience in investment banking and corporate finance, with expertise in several industry sectors, including alternative fuels, energy and manufacturing. From 2005 to 2007 Mr. Carroll was employed as First Vice President in the Mergers & Acquisitions Group of Daiwa Securities. From 2003 to 2005 Mr. Carroll was employed as Associate Director by Ernst & Young, with responsibility for mergers and acquisitions. From 1998 to 2003 Mr. Carroll was employed as Senior Manager in the management consulting division of PriceWaterhouseCoopers. Previously Mr. Carroll worked in investment banking for Bankers Trust. Mr. Carroll earned a B.S. in Finance from St. John's University in 1994, and an M.B.A. in Financial from the American Graduate School of International Management in 1998. He is 40 years old.

     GreenShift Corporation will pay Mr. Carroll an annual salary of $150,000 for services on behalf of both GreenShift and GS AgriFuels, and will allocate an appropriate portion of the payments to its intercompany account with GS AgriFuels. Mr. Carroll will also receive a bonus at the discretion of the GreenShift Board of Directors.

     On October 3, 2007 GS AgriFuels Board of Directors appointed Thomas Scozzafava to serve on its Board of Directors. Mr. Scozzafava has been GS AgriFuels' Chief Executive Officer since December 2006.


     The management of GS AgriFuels now consists of:

    Kevin Kreisler            Director, Chairman, Chief Operating Officer
    Thomas Scozzafava         Director, President, Chief Executive Officer
    Edward Carroll            Director, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 8, 2007

                                         GS AGRIFUELS CORPORATION

                                         By: /s/ Thomas Scozzafava
                                         ----------------------------------
                                                 Thomas Scozzafava
                                                 Chief Executive Officer